U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K



                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  October 6, 1999




                        BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




                                     TEXAS
                (State or other jurisdiction of incorporation)




          1-12908                                        76-0336843
  (Commission File Number)                            (I.R.S. Employer
                                                     Identification No.)




              5151 San Felipe, Suite 1661, Houston, Texas  77056
         (Address of principal executive offices, including zip code)




                                (713) 961-9299
             (Registrant's telephone number, including area code)

Item 1   Changes in Control of Registrant
         Inapplicable

Item 2   Acquisition or Disposition of Assets
         On October 6, 1999, the Company sold its remaining interest in AIRO Catering Services ("AIRO"). The Company received from Oresa Ventures N.V. and Celox S.A. (former shareholders of the Company and affiliates of Jonas af Jochnick, a former director of the Company) $1,145,000 in cash and forgiveness of debt of about $200,000. The Company retains notes and accounts receivable from AIRO with a gross amount of about $750,000.

Item 3   Bankruptcy or Receivership
         Inapplicable

Item 4   Changes in Registrant's Certifying Accountant
         Inapplicable

Item 5   Other Events
         Inapplicable

Item 6   Resignations of Registrant's Directors
         Inapplicable

Item 7   Financial Statements and Exhibits
         (a)  Financial statements of business acquired
              Inapplicable
         (b)  Pro forma financial information
              Inapplicable
         (c)  Exhibits
              10.1 Share Purchase Agreement for sale of 22.9% interest in AIRO Catering Services

Item 8   Change in Fiscal Year
         Inapplicable

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BALTIC INTERNATIONAL USA, INC.



                                           By:  /s/ David A. Grossman
                                              --------------------------------
                                              DAVID A. GROSSMAN, President and
                                                Chief Financial Officer

Dated:  October 19, 1999

                                  EXHIBITS


Exhibit
  No.

10.1   Share Purchase Agreement for sale of 22.9% interest in AIRO Catering
       Services